                                                                   EXHIBIT 10.23

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                         REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                                EEX CORPORATION,

                     WARBURG, PINCUS EQUITY PARTNERS, L.P.,
              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.,
             WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II, C.V.,
                                      AND
             WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.



                          DATED AS OF JANUARY 8, 1999

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                               TABLE OF CONTENTS


1.  Definitions.............................................................   1

2.  Securities Subject to this Agreement....................................   2
      (a)  Registrable Securities...........................................   2
      (b)  Holders of Registrable Securities................................   2

3.  Demand Registration.....................................................   2
      (a)  Requests for Registration........................................   2
      (b)  Number of Registrations..........................................   3
      (c)  Effective Registration Expenses..................................   3
      (d)  No Rights of Company or Other Securityholders to Piggyback on
           Demand Registrations.............................................   3
      (e)  Priority on Demand Registrations.................................   3
      (f)  Selection of Underwriters........................................   4
      (g)  Other Registration Rights Agreements.............................   4

4.  Piggyback Registrations.................................................   4
      (a)  Right to Piggyback...............................................   4
      (b)  Piggyback Expenses...............................................   4
      (c)  Priority on Primary Registrations................................   4
      (d)  Priority on Secondary Registrations..............................   5
      (e)  Underwritten Offering of Different Classes of Securities.........   5
      (f)  Selection of Underwriters........................................   5

5.  Registration on Form S-3................................................   5

6.  Holdback Agreements.....................................................   6
      (a)  Restrictions on Public Sale by Holder of Registrable Securities..   6
      (b)  Restrictions on Public Sale by the Company.......................   6
      (c)  Deferral of Filing; Suspension of Shelf Registration Statement...   6

7.  Registration Procedures.................................................   7

8.  Registration Expenses...................................................  10

9.  Indemnification; Contribution...........................................  10
      (a)  Indemnification by Company.......................................  10
      (b)  Indemnification by Holder of Registrable Securities..............  11
      (c)  Conduct of Indemnification Proceedings...........................  11
      (d)  Contribution.....................................................  11

10. Rule 144................................................................  12

11. Participation in Underwritten Registrations.............................  12

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12. Miscellaneous...........................................................  12
      (a)  Right to Suspend.................................................  12
      (b)  Remedies.........................................................  13
      (c)  Amendments and Waivers...........................................  13
      (d)  Registrable Securities Held by the Company or its Affiliates.....  13
      (e)  Notices..........................................................  13
      (f)  Successors and Assigns...........................................  14
      (g)  Counterparts.....................................................  14
      (h)  Headings.........................................................  14
      (i)  Governing Law; Jurisdiction......................................  14
      (j)  Severability.....................................................  14
      (k)  Entire Agreement.................................................  14
      (l)  Attorney's Fees..................................................  14

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                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 8th day of January 1999, by and among EEX Corporation, a Texas corporation (the "Company"), and Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership, Warburg, Pincus Netherlands Equity Partners I, C.V., a Dutch limited partnership, Warburg, Pincus Netherlands Equity Partners II, C.V., a Dutch limited partnership, and Warburg, Pincus Netherlands Equity Partners III, C.V., a Dutch limited partnership, (collectively, the "Purchaser").

                                   RECITALS:

     This Agreement is made pursuant to the Purchase Agreement, dated December 22, 1998 between the Company and the Purchaser (the "Purchase Agreement"). In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

                                   AGREEMENT:

     The parties hereby agree as follows:

1.  DEFINITIONS.

     (a) As used in this Agreement, the following terms will have the following meanings:

     "Demand Registration" has the meaning set forth in Section 3(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Majority" means 51% or more.

     "Person" means any individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Piggyback Registration" has the meaning set forth in Section 4(a).

     "Preferred Stock" means shares of the Company's Series B 8% Cumulative Perpetual Preferred Stock.

     "Registration Expenses" has the meaning set forth in Section 8(a).

     "Registration Notice" has the meaning set forth in Section 5.

     "Registrable Securities" means (i) the Shares, (ii) the Warrants and (iii) any securities issued or issuable with respect to the Shares or the Warrants by way of exercise, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

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     "Restricted Securities" means the Registrable Securities upon original issuance thereof, subject to the provisions of Section 2(a).

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "SEC" means the Securities and Exchange Commission.

     "Shares" means the shares of Preferred Stock issued and sold pursuant to the Purchase Agreement and shares of Preferred Stock or Common Stock issued or issuable as a dividend on such shares.

     "Underwritten registration" or "underwritten offering" means any registration in which securities of the Company are sold pursuant to a firm commitment underwriting.

     "Warrants" means the warrants issued and sold pursuant to the Purchase Ageement.

     (b) All undefined capitalized terms used herein shall have the meaning set forth in the Purchase Agreement.

2.  SECURITIES SUBJECT TO THIS AGREEMENT.

     (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security ceases to be a Restricted Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, (ii) has been sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing the legend set forth in
Section 4.5 of the Purchase Agreement (or other legend of similar import) has been delivered (not subject to any stop transfer order) by or on behalf of the Company and no other restriction on transfer exists.

     (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, disregarding any legal restrictions upon the exercise of such right, whether or not such acquisition has actually been effected.

3.  DEMAND REGISTRATION.

     (a) Requests for Registration. Subject to the provisions of Section 3(b), any holder or holders of the then outstanding Registrable Securities may request at any time a registration by the Company under the Securities Act of all or part of his Registrable Securities (a "Demand Registration"). Within ten days after receipt of such request, the Company will serve written notice by overnight carrier of such registration request to all holders of Registrable Securities and will, subject to the provisions of Section 3(b), include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 business days after distribution to the applicable holder of the Company's notice. All requests made pursuant to this Section 3(a) will specify the amount of Registrable Securities to be registered and will also specify the intended method of

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disposition thereof; provided, however, that such method of disposition will be limited to an underwritten offering if requested by the holders of a Majority of the Registrable Securities requested to be included in such registration.

     (b) Number of Registrations. The holders of Registrable Securities will be entitled to request an aggregate of three Demand Registrations. A registration initiated as a Demand Registration will not constitute a Demand Registration (i) unless such registration has been declared effective by the SEC and remains effective for the period set forth in Section 7(a)(iii); provided, however, that, if more than 10% of the Registrable Securities requested to be included in a Demand Registration which is an underwritten registration can be excluded therefrom by reason of the provisions of Section 3(e), the holders of Registrable Securities will be entitled to one additional Demand Registration (in which the Company will pay the Registration Expenses) and (ii) if after such registration has been declared effective by the SEC it is subject to any stop order, injunction or other adverse order or action of the SEC or other governmental authority.

     (c) Effective Registration Expenses. Except as provided in Section 3(d), any registration initiated as a Demand Registration, the Company will pay all Registration Expenses, whether or not the registration has been declared effective .

     (d) No Rights of Company or Other Securityholders to Piggyback on Demand Registrations. Neither the Company nor any of its securityholders (other than the holders of Registrable Securities in such capacity) has any right to include any of the Company's securities in a registration statement initiated as a Demand Registration under this Section 3, unless (i) such securities are of the same class as the Registrable Securities being registered, (ii) the holders of a Majority of the Registrable Securities being registered in such registration consent to such inclusion in writing, subject to Section 3(e), (iii) if such Demand Registration is an underwritten offering, the managing underwriters agree that some or all of such securities can be included without adversely affecting such offering or offering price and (iv) the Company or the selling securityholders, as applicable, agree to sell their securities on the same terms and conditions as apply to Registrable Securities and the holders of such Registrable Securities. If any securityholders of the Company (other than the holders of Registrable Securities in such capacity) register securities of the Company in a Demand Registration (in accordance with the provisions of this Section 3(d)), such securityholders will pay the fees and expenses of counsel to such securityholders and their pro rata share of the Registration Expenses if such pro rata share of the Registration Expenses for such registration are not paid by the Company for any reason.

     (e) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company and the selling holders of the Registrable Securities in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number of securities which can be sold in such offering without adversely affecting the proposed offering or the offering price, the Company will include in such registration the number of Registrable Securities which in the opinion of such underwriters can be sold without adversely affecting the proposed offering or the offering price, and such securities will be allocated pro rata among the holders of Registrable Securities on the basis of the number of the Registrable Securities requested to be included in such registration by their respective holders. If securities (other than Registrable Securities) are proposed to be included by the Company or its other securityholders in a Demand

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

Registration which is an underwritten offering (subject to and in accordance with the provisions of Section 3(d)) and the managing underwriters advise the Company and the selling holders of Registrable Securities in writing that some but not all of said other securities can be sold without adversely affecting the proposed offering or the offering price in such underwritten offering, in addition to all of the Registrable Securities being registered, those securities which are permitted to be included will be allocated (i) first, to the Company and (ii) second, to the securityholders of such securities, allocated among them in such proportions as such securityholders and the Company may agree.

     (f) Selection of Underwriters. If any Demand Registration is an underwritten offering, or a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a Majority of the Registrable Securities requested to be included in such offering; provided, however, such investment bankers and managers must be reasonably satisfactory to the Company.

     (g) Other Registration Rights Agreements. Without the prior written consent of the holders of a Majority of the Registrable Securities, the Company will neither enter into any new registration rights agreements that conflict with the terms of this Agreement nor permit the exercise of any other registration rights in a manner that conflicts with the terms of the registration rights granted hereunder.

4.  PIGGYBACK REGISTRATIONS.

     (a) Right to Piggyback. Whenever the Company proposes to register any securities under the Securities Act, other than pursuant to a Demand Registration under Section 3 (a "Piggyback Registration"), the Company will give written notice to all holders of Registrable Securities of its intention to effect such a registration not later than the earlier to occur of (i) the tenth day following receipt by the Company of notice of exercise of other demand registration rights or (ii) 45 days prior to the anticipated filing date. Subject to the provisions of Sections 4(c) and (d), the Company will include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the receipt by the applicable holder of Registrable Securities of the Company's notice. The holders of Registrable Securities will be permitted to withdraw all or any part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the date such Piggyback Registration becomes effective with the SEC. If a Piggyback Registration is an underwritten offering effected under (i) Section 4(c), all Persons whose securities are included in the Piggyback Registration will be obligated to sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Company or (ii) Section 4(d), all Persons whose securities are included in the Piggyback Registration will be obligated to sell their securities on the same terms and conditions as apply to the securities being sold by the Person or Persons who initiated the Piggyback Registration under Section 4(d).

     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities included in a Piggyback Registration will be paid by the Company.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in

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writing that in their opinion the total number or dollar amount of securities requested to be included in such registration exceeds the number or dollar amount of securities which can be sold in such offering without adversely affecting the offering or the offering price, the Company will include in such registration: (i) first, all securities the Company proposes to sell, (ii) second, up to the full number or dollar amount of Registrable Securities requested to be included in such registration in excess of the number or dollar amount of securities the Company proposes to sell which, in the opinion of such underwriters, can be sold without adversely affecting the offering or the offering price (allocated pro rata among the holders of such Registrable Securities on the basis of the dollar amount or number of Securities requested to be included therein by each such holder) and (iii) third, such other securities (provided such securities are of the same class as the securities being sold by the Company) as are requested to be included in such registration equal to the balance, if any, allocated among the holders of such securities in such proportions as the Company and such holders may agree.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the dollar amount or number of securities requested to be included in such registration exceeds the dollar amount or number of securities which can be sold in such offering without adversely affecting the offering or the offering price, the Company will include in such registration (i) first, the number or dollar amount of securities which in the opinion of such underwriters can be sold without adversely affecting the offering or the offering price of the securities intended to be included therein on behalf of the holders of the Company's securities, allocated among the holders of such securities in such proportions as the Company and such holders may agree, and (ii) to the extent of the balance, if any, the Registrable Securities requested to be included in such registration, allocated pro rata among the holders of such Registrable Securities on the basis of the dollar amount or number of securities requested to be included therein by each such holder.

     (e) Underwritten Offering of Different Classes of Securities. Notwithstanding anything to the contrary in this Section 4, if a Piggyback Registration is an underwritten offering of a class of securities of the Company different from the Registrable Securities proposed to be included in such offering and the managing underwriters advise that in their opinion Registrable Securities of a different class cannot be included in such offering without adversely affecting the offering or the offering price, then the holders of the Registrable Securities shall not be entitled to include Registrable Securities in such registration.

     (f) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will have the sole right to select the investment banker or investment bankers and manager or managers to administer the offering.

5.  REGISTRATION ON FORM S-3.

     As one of its Demand Registration rights provided in Section 3, a holder of the Registrable Securities shall be entitled to request by a notice in writing to the Company ("Registration Notice") that the Company register for resale all or a portion of their Registrable Securities on Form S-3 (or any similar short form registration) if the Company and the transaction then qualify for the use of such short form registration. On receipt of the

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Registration Notice, the Company will notify all of the holders of Registrable
Securities entitled to notice of a proposed registration pursuant to Section 3(a) of such request. Upon receipt by the Company of the Registration Notice, the Company will, subject to Section 6(c) and Section 12(a) use its reasonable best efforts to file a registration statement on Form S-3 (or any similar short form registration) in accordance with the terms of this Section 5 as soon as practicable after receipt of such Registration Notice. The Company will, subject to Sections 6(c) and 12(a), use its reasonable best efforts to maintain the effectiveness of the registration statement until the earlier of (i) January 8, 2009 (to the fullest extent permitted by law) or (ii) the date on which the holders of the Registrable Securities Beneficially Own 5% or less of the Common Stock. All Registration Expenses shall be borne by the Company, except for underwriting commissions and discounts attributable to Registrable Securities sold by the holders thereof, which discounts and commissions shall be paid by such holders. The Company and other holders of securities of the Company may not register securities under a registration statement filed pursuant to this
Section 5, without the consent of at least a Majority of the Registrable Securities. A holder of Registrable Securities that are covered by a registration statement pursuant to this Section 5 will give the Company at least 48 hours written notice prior to any resales by such holder thereunder.

6.  HOLDBACK AGREEMENTS.

     (a) Restrictions on Public Sale by Holder of Registrable Securities. Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company (other than any distribution of equity securities, substantially pro rata, to its partners or any public sale or distribution of Preferred Stock), including a sale pursuant to Rule 144 under the Securities Act, during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which a holder of Registrable Securities is entitled to participate (except as part of such underwritten registration), to the full extent of the Registrable Securities requested by such holder to be included in such registration statement. Any such restriction as contemplated by this Section 6(a) may only apply once in any twelve month period.

     (b) Restrictions on Public Sale by the Company. Except for any resales by the holder of Registrable Securities made pursuant to Section 5, the Company agrees not to offer, register or effect any sale or distribution on behalf of itself or on behalf of another security holder of the Company's equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities during the 90-day period beginning on (i) the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or as part of an employee benefit plan registered pursuant to registrations on Form S-8 or any successor form to Form S-8) or (ii) the pricing of an underwritten offering pursuant to a shelf registration statement filed pursuant to Section 5. Any such restriction as contemplated by this Section 6(b) may only apply once in any twelve month period.

     (c) Deferral of Filing; Suspension of Shelf Registration Statement. The Company may, subject to the last sentence of this Section 6(c), defer the filing (but not the preparation) of a registration statement required by Section 3 or
Section 5 until a date not later than 90 days (less the number of days during the previous twelve months that the use of a prospectus was suspended pursuant to this Section 6(c) or Section 12(a)) after the date of receipt by the Company of a request for a Demand Registration if at the time the Company receives such

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request the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed) and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its shareholders. A deferral of the filing of a registration statement shall be filed forthwith if the negotiations or other activities are disclosed or terminated. In order to defer the filing of a registration statement pursuant to this Section 6(c), the Company shall promptly, upon determining to seek such deferral, deliver to each requesting holder a certificate signed by the President or Chief Financial Officer of the Company stating that the Company is deferring such filing pursuant to this Section 6(c). Within 20 days after receiving such certificate, the requesting holder may withdraw such request by giving notice to the Company; if withdrawn, the request for a Demand Registration shall be deemed not to have been made for all purposes of this Agreement. In addition, if the Company receives notice of a proposed sale under a shelf registration statement filed pursuant to Section 5, the Company may, subject to the last sentence of this Section 6(c), give notice to the holder requesting such sale that such sale under such shelf registration statement must be deferred and not made for up to 90 days (less the number of days during the previous twelve months that the use of a prospectus was suspended pursuant to this Section 6(c) or Section 12(a)) after the date of receipt by the Company of such notice of proposed sale if at the time the Company receives such notice, the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required to be made in the prospectus included in such shelf registration statement (but would not be required if such sale were not made) in order to prevent such prospectus from containing any untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein not misleading and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company. A deferral of such proposed sale pursuant to this Section 6(c) shall be lifted, and the sale may be forthwith made if the negotiations or other activities are disclosed or terminated. In order to defer the proposed sale pursuant to this Section 6(c), the Company shall promptly, upon determining to seek such deferral, deliver to such requesting holder, a certificate signed by the President or Chief Financial Officer of the Company stating that the Company is deferring such proposed sale pursuant to this Section 6(c). The Company may defer the filing of a Demand Registration Statement only once during any twelve month period.

7.  REGISTRATION PROCEDURES.

     (a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered in accordance with the terms and conditions of this Agreement, the Company will use its best efforts to effect the registration and to permit the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (i) prepare and file with the SEC, not later than 30 days after receipt of a request to file a registration statement with respect to such Registrable Securities, a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective; provided, however, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected in accordance with Section 8(b) by the holders of a Majority of the Registrable Securities being registered in such

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     registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; each such registration statement will be on a form for which the Company then qualifies, which is available for the sale of the Registrable Securities in accordance with the intended method of disposition thereof and which is reasonably satisfactory to the holders of a Majority of the Registrable Securities being registered (or the managing underwriters in the case of a firm or best efforts underwriting offering);

          (ii) notify each seller of Registrable Securities of any stop order issued by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible time if entered;

          (iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days, or such shorter period as may be required if all Registrable Securities covered by such registration statement are sold prior to the expiration of such 90-day period (except in connection with an underwritten offering, in which case such registration statement shall be kept effective as long as the underwriters reasonably request in the underwriting agreement), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (iv) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (v) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(v), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (vi) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vii) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and prepare and file promptly with the SEC a supplement or amendment to such prospectus or any such document incorporated therein by reference so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (viii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (ix) provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement;

          (x) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions in connection therewith as the holders of a Majority of the Registrable Securities being registered or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (xi) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (xii) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a Majority of the Registrable Securities being registered or the managing underwriters reasonably request; and

          (xiii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request.

8.  REGISTRATION EXPENSES.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and counsel for the sellers of the Registrable Securities (subject to the provisions of Section 8(b)) and of all independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), underwriters (excluding discounts and commissions but including liability insurance if the Company so desires or if the underwriters so require), the reasonable fees and expenses of any special experts retained by the Company or at the request of the managing underwriters in connection with such registration and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

     (b) In connection with each registration hereunder, the Company will reimburse the holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of no more than one counsel (or more than one counsel if an actual conflict exists among such selling holders) chosen by the holders of a Majority of the Registrable Securities being registered.

9.  INDEMNIFICATION; CONTRIBUTION.

     (a) Indemnification by Company. The Company agrees to indemnify to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and constituent partners and each Person who controls such holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses (or actions in respect thereof) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are contained in any information furnished in writing to the Company by such holder expressly for use therein or caused by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. The Company will reimburse each holder of Registrable Securities, its officers, directors, constituent partners and controlling Persons for any legal and other expenses as incurred in connection with investigating or defending any such losses, claims, damages, liabilities, expenses or actions. In connection with a firm commitment or best efforts underwritten offering, the Company will indemnify the underwriters or agents, their officers, directors, constituent partners and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) or agents to the same extent as provided above (or such greater extent as may be customarily required by the managing underwriters) with respect to the indemnification of the holders of Registrable Securities.

     (b) Indemnification by Holder of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any written information or affidavit furnished by such holder specifically for such registration statement and then only to the extent of the net proceeds received by such holder of Registrable Securities. The holders of Registrable Securities will reimburse, to the extent of the net proceeds received by the holders of Registrable Securities, the Company, its officers, directors and controlling persons for any legal and other expenses as incurred in connection with investigation or defending any such losses, claims, damages, liabilities, expenses or actions.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but omission of such notice shall not relieve the indemnifying party from liability hereunder except to the extent such indemnifying party is actually prejudiced by such failure to give notice) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless an actual conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party will be obligated to pay the fees and expenses of such additional counsel or counsels.

     (d) Contribution. If the indemnification provided for in Section 9(a) is unavailable or insufficient to hold harmless each of the indemnified parties against any losses, claims, damages, liabilities and expenses (or actions in respect thereof) to which such persons may become subject under the Securities Act, then the indemnifying party shall, in lieu of indemnifying each party entitled to indemnification hereunder, contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such persons shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact, relates to information supplied by or concerning the indemnifying party on the one hand, or by such indemnified person on the other, and such person's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other allocation that does not take into account the equitable considerations referred to in this Section 9(d). No person guilty of fraudulent misrepresentation within the meaning of the Act shall be entitled to contribution from any person that is not guilty of such fraudulent misrepresentation.

10.  RULE 144.

     The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available such information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement that it has complied with such requirements.

11.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

     No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all customary questionnaires, powers of attorney, underwriting agreements and other documents required under the terms of such underwriting arrangements.

12.  MISCELLANEOUS.

     (a) Right to Suspend. The Company may, by notice in writing to each holder of Registrable Securities, require the holder of Registrable Securities to suspend use of any prospectus included in a registration statement filed hereunder if the Company reasonably determines that it contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or that any transaction in which the Company is engaged or proposes to engage would require an amendment to such registration statement or a supplement to such prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under Section 13 of the

Exchange Act). Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 12(a), such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of a properly supplemented or amended prospectus, and, if so directed by the Company, such holder will deliver to the Company all copies, other than permanent file copies, then in such holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company gives any such notice, the time period mentioned in Section 7(a)(iii), if applicable, will be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of such supplemented or amended prospectus. The Company agrees to use its reasonable best efforts to cause any suspension of use of any prospectus pursuant to this paragraph to be as short a period of time as possible.

     (b) Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

     (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of at least a Majority of the outstanding Registrable Securities.

     (d) Registrable Securities Held by the Company or its Affiliates. For the purposes of Section 3(b), when determining whether the required minimum principal amount or number of Registrable Securities has been requested to be included in a Demand Registration, Registrable Securities held by the Company or any affiliate thereof (other than a Purchaser, if it is such an affiliate), unless they are requested to be included in a registration statement, will not be counted for the purposes of determining whether such required minimum number or principal amount of Registrable Securities has been requested to be so included. Whenever the consent or approval of holders of all or any specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (other than a Purchaser if it is such an affiliate) will not be counted in determining whether such consent or approval was given by such holders.

     (e) Notices. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the holder of the Registrable Securities set forth in a registry maintained by the Company, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the holder of the Registrable Securities may designate by ten-day advance written notice.

     (f) Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

     (i) Governing Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to conflict of law principles. Any holder of Registrable Securities may bring any action or proceeding to enforce or arising out of this Agreement or in the instruments and agreements annexed hereto in any court of competent jurisdiction.

     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be affected or impaired thereby.

     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (l) Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party will be entitled to recover reasonable attorney's fees in addition to any other available remedy.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              EEX CORPORATION

                              /s/ Richard S. Langdon
                              --------------------------------------------------
                              Richard S. Langdon
                              Executive Vice President, Finance and
                              Administration and Chief Financial Officer


                              WARBURG, PINCUS EQUITY PARTNERS, L.P.
                              By: Warburg, Pincus & Co.
                              Its: General Partner

                              /s/ Jeffrey A. Harris
                              --------------------------------------------------
                              Jeffrey A. Harris
                              Partner


                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I,
                              C.V.
                              By: Warburg, Pincus & Co.
                              Its: General Partner

                              /s/ Jeffrey A. Harris
                              --------------------------------------------------
                              Jeffrey A. Harris
                              Partner


                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II,
                              C.V.
                              By: Warburg, Pincus & Co.
                              Its: General Partner

                              /s/ Jeffrey A. Harris
                              --------------------------------------------------
                              Jeffrey A. Harris
                              Partner

                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.
                              By: Warburg, Pincus & Co.
                              Its: General Partner

                              /s/ Jeffrey A. Harris
                              --------------------------------------------------
                              Jeffrey A. Harris
                              Partner